53090 7/99
Prospectus Supplement
dated July 26, 1999 to:

Putnam Tax Exempt Income Fund
Putnam California Tax Exempt Income Fund

Prospectuses dated January 30, 1999
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Opportunities Fund

Prospectuses dated March 30, 1999

Effective July 26, 1999, each fund listed above will offer class C shares. This document provides important information about class C shares and supplements the Prospectus of each such fund.
THE SECTION "FEES AND EXPENSES" IS SUPPLEMENTED AS
FOLLOWS: FEES AND EXPENSES
This table summarizes the fees and expenses you may pay if you buy and hold class C shares of a fund. You pay shareholder fees directly. Annual fund operating expenses are deducted from a fund's assets.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed On Purchases (as a
percentage of the offering price)          NONE

Maximum Deferred Sales Charge (Load)(as a percentage of
the original purchase price or redemption proceeds,
whichever is lower)                        1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
                                                                     Total Annual
                                 Management  Distribution  Other     Fund Operating
                                 Fees        (12b-1) Fees  Expenses  Expenses
Tax Exempt Income                0.48%         1.00%       0.13%     1.61%
California Tax Exempt Income     0.45%         1.00%       0.12%     1.57%
New York Tax Exempt Income       0.49%         1.00%       0.14%     1.63%
New York Tax Exempt Opportunities 0.60%        1.00%       0.20%     1.80%

EXAMPLE
This example translates the "total annual fund
operating expenses" shown in the preceding table
into dollar amounts. By doing this, you can more
easily compare the cost of investing in a fund to
the cost of investing in other mutual funds. The
example makes certain assumptions. It assumes that
you invest $10,000 in a fund for the time periods
shown and, except as stated, redeem all your
shares at the end of those periods. It also
assumes a 5% return on your investment each year
and that the fund's operating expenses remain the
same. The example is hypothetical; your actual
costs and returns may be higher or lower.
                             1 year          1     3     5    10
                          no redemption    year  years years years
Tax Exempt Income Fund          $164       $264  $508   $876  $1,911
California Tax Exempt           $160       $260  $496   $855  $1,867
New York Tax Exempt Income      $166       $266  $514   $887  $1,933
New York Tax Exempt Opportunities $183     $283  $566   $975  $2,116

THE SECTION "HOW DO I BUY FUND SHARES?" IS
REPLACED BY THE FOLLOWING (EXCEPT FOR THE TABLES
OF CLASS A AND CLASS M INITIAL SALES CHARGES AND
CLASS A AND CLASS B DEFERRED SALES CHARGES, WHICH
REMAIN UNCHANGED):

HOW DO I BUY FUND SHARES?
You can open a fund account with as little as $500
and make additional investments at any time with
as little as $50. Each fund sells its shares at
the offering price, which is the NAV plus any
applicable sales charge. Your financial advisor or
Putnam Investor Services generally must receive
your completed buy order before the close of
regular trading on the New York Stock Exchange for
your shares to be bought at that day's offering price.
YOU CAN BUY SHARES
O    THROUGH A FINANCIAL ADVISOR Your advisor will
be responsible for furnishing all necessary documents
to Putnam Investor Services, and may charge you
for his or her services. O    THROUGH SYSTEMATIC
INVESTING You can make regular investments of $25 or more per month through automatic deductions from your bank checking or
savings account. Application forms are available
through your advisor or Putnam Investor Services
at 1-800-225-1581.
You may also complete an order form and write a
check for the amount you wish to invest, payable
to the fund. Return the check and completed form
to Putnam Mutual Funds.
Each fund may periodically close to new purchases
of shares or refuse any order to buy shares if the
fund determines that doing so would be in the best
interests of the fund and its shareholders.
WHICH CLASS OF SHARES IS BEST FOR ME?
This prospectus offers you a choice of four
classes of fund shares: A, B, C, and M. This
allows you to choose among different types of
sales charges and different levels of ongoing
operating expenses, as illustrated in the "Fees
and expenses" section. The class of shares that is
best for you depends on a number of factors,
including the amount you plan to invest and how
long you plan to hold the shares. Here is a
summary of the differences among the classes of
shares:
CLASS A SHARES
O    Initial sales charge of up to 4.75%
O    Lower sales charge for investments of $25,000
or more
O    No deferred sales charge (except on certain
redemptions of shares bought without an initial sales charge)
O    Lower annual expenses, and higher dividends,
than class B, C or M shares because of lower 12b-1 fee

CLASS B SHARES
O    No initial sales charge; your entire
investment goes to work for you
O    Deferred sales charge of up to 5% if you sell
shares within 6 years after you bought them
O    Higher annual expenses, and lower dividends,
than class A or M shares because of higher 12b-1 fee
O    Convert automatically to class A shares after
8 years, reducing the future 12b-1 fee (may convert sooner
in some cases)
O    Orders for class B shares for more than
$250,000 are treated as orders for class A shares or refused

CLASS C SHARES
O    No initial sales charge; your entire
investment goes to work for you
O    Deferred sales charge of up to 1.00% if you
sell shares within one year after you bought them
O    Higher annual expenses, and lower dividends,
than class A or M shares because of higher 12b-1 fee
O    No conversion to class A shares, so future
12b-1 fee does not decrease
O    Orders of $1,000,000 or more and orders which
because of a right of accumulation or
statement of intent would qualify for the purchase
of class A shares without an initial sales charge
will be treated as orders for class A shares or
declined

CLASS M SHARES
O    Initial sales charge of up to 3.25%
O    Lower sales charges for larger investments of
$50,000 or more
O    No deferred sales charge
O    Lower annual expenses, and higher dividends,
than class B or C shares because of lower 12b-1 fee
O    Higher annual expenses, and lower dividends,
than class A shares because of higher 12b-1 fee
O    No conversion to class A shares, so future
12b-1 fee does not decrease

O    YOU MAY BE ELIGIBLE FOR REDUCTIONS AND
WAIVERS OF SALES
CHARGES. Sales charges may be reduced or waived
under certain circumstances and for certain
groups. Information about reductions and waivers
of sales charges is included in the SAI. You may
consult your financial advisor or Putnam Mutual
Funds for assistance.
O    DISTRIBUTION (12B-1) PLANS. Each fund has
adopted distribution plans to pay for the marketing of
fund shares and for services provided to
shareholders. The plans provide for payments at
annual rates (based on average net assets) of up
to 0.35% on class A shares and 1.00% on class B,
class C and class M shares. The Trustees currently
limit payments on class A, class B and class M
shares to 0.20%, 0.85% and 0.50% of average net
assets, respectively. Because these fees are paid
out of each fund's assets on an ongoing basis, the
higher fees for class B, class C and class M
shares will increase the cost of your investment
over time and may cost you more than paying the
initial sales charge for class A shares. Because
class C and class M shares, unlike class B shares,
do not convert to class A shares, class C and
class M shares may cost you more over time than
class B shares.




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